UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-209903

WIKE CORP.

(Exact name of Registrant as specified in its charter)

Nevada	37-1769300
(State of incorporation)	(IRS Employer Identification No.)

18/F Canada Bank Tower, No. 315, Ang Doung St,

Corner Monivong Blvd, Phnom Penh, Cambodia

_______________________________

Address of Principle Executive Office

85 523962303

Registrant’s telephone number, including area code

Date of Report (Date of earliest event reported):

June 26th, 2017

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant's Certifying Accountant

Wike Corp. (the “Company”) has replaced PLS CPAs (“PLS”), (the “Former Accounting Firm”) as its independent registered public accounting firm, effective as of June 26th, 2017, and has engaged Malone Bailey LLP of 9801 Westheimer Rd, #1100, Houston, Texas 77042 (the “New Accounting Firm”) as its new independent registered public accounting firm. The Board made the decision to engage the New Accounting Firm acting under authority delegated to it and the Board of Directors approved the same on June 23rd, 2017. As described in Item 4.01(a) below, the change in independent registered public accounting firm is not the result of any disagreement with the Former Accounting Firm. PLS CPAs issued an auditor's report on the Registrant's financial statements for the fiscal Quarter ending March 21st, 2017 and did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained explanatory paragraphs in respect to uncertainty as to the Registrant's ability to continue as a going concern.

During the Quarter ending March 31st, 2017 to date, there were no disagreements with PLS CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused PLS CPAs to make reference to the subject matter of the disagreements in connection with the Registrant's audited financial statement for the Quarter ending March 31st, 2017, and there were no reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Registrant provided PLS CPAs with a copy of the disclosure in the preceding two paragraphs and requested in writing that it furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. PLS CPAs provided a letter, dated June 26th, 2017, stating its agreement with such statements as related to PLS, which is attached as Exhibit 16.1 to this Form 8-K.

The Company has not consulted with the New Accounting Firm during our two most recent fiscal years or during any subsequent interim period prior to its appointment as New Accounting Firm regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that the New Accounting Firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Exhibits

16.1 Letter from PLS CPAs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26th, 2017

WIKE Corp.

/s/ Sreyneang Jin
By:	Sreyneang Jin, CEO